                                                              EXHIBIT (p)

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                   Power of Attorney of Trustees and Officers


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned trustees and/or officers of The Lutheran Brotherhood Family of Funds, a Delaware business trust, does hereby make, constitute and appoint John C. Bjork, Otis F. Hilbert, and James M. Odland, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such trustee and/or officer of such Company to a Registration Statement or Registration Statements, on Form N-1A or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of December, 1998.



              *                                         *
------------------------------------    -----------------------------------
Rolf F. Bjelland                        Richard A. Hauser
President (Chief Executive Officer),    Trustee
Chairman and Trustee


              *                                         *
------------------------------------    -----------------------------------
Wade M. Voigt                           Connie M. Levi
Treasurer (Principal Financial Officer) Trustee


              *                                         *
------------------------------------    -----------------------------------
Herbert F. Eggerding, Jr.               Bruce J. Nicholson
Trustee                                 Trustee


              *                                         *
------------------------------------    -----------------------------------
Noel K. Estenson                        Ruth E. Randall
Trustee                                 Trustee


              *
------------------------------------
Jodi L. Harpstead
Trustee